THE
PENN
DISTRICT

VORNADO
REALTY TRUST

**SUPPLEMENTAL OPERATING AND FINANCIAL DATA**

**For the Quarter Ended June 30, 2024**

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are the increased interest rates and effects of inflation on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2023. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.
This supplemental package should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 and the Company’s Supplemental Fixed Income Data package for the quarter ended June 30, 2024, both of which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
Financing Activity
280 Park Avenue
On April 4, 2024, a joint venture, in which we have a 50% interest, amended and extended the $1,075,000,000 mortgage loan on 280 Park Avenue. The maturity date on the amended loan was extended to September 2026, with options to fully extend to September 2028, subject to certain conditions. The interest rate on the amended loan remains at SOFR plus 1.78%. On July 8, 2024, the joint venture swapped the interest rate to a fixed rate of 5.84% through September 2028. Additionally, on April 4, 2024, the joint venture amended and extended the $125,000,000 mezzanine loan, and subsequently repaid the loan for $62,500,000. In connection with the repayment of the mezzanine loan, we recognized our $31,215,000 share of the debt extinguishment gain which is included in “income from partially owned entities” on our consolidated statements of income.
435 Seventh Avenue
On April 9, 2024, we completed a $75,000,000 refinancing of 435 Seventh Avenue, of which $37,500,000 is recourse to the Operating Partnership. The interest-only loan bears a rate of SOFR plus 2.10% and matures in April 2028. The interest rate on the loan was swapped to a fixed rate of 6.96% through April 2026. The loan replaces the previous $95,696,000 fully recourse loan, which bore interest at SOFR plus 1.41%.
Unsecured Revolving Credit Facility
On May 3, 2024, we extended one of our two unsecured revolving credit facilities to April 2029 (as fully extended). The new $915,000,000 facility replaced the $1.25 billion facility that was due to mature in April 2026. The new facility currently bears interest at a rate of SOFR plus 1.20% with a facility fee of 25 basis points. Our $1.25 billion revolving credit facility matures in December 2027 (as fully extended) and has an interest rate of SOFR plus 1.15% and a facility fee of 25 basis points.
640 Fifth Avenue (Fifth Avenue and Times Square JV)
On June 10, 2024, the Fifth Avenue and Times Square JV completed a $400,000,000 refinancing of 640 Fifth Avenue. The non-recourse loan matures in July 2029, bears interest at a fixed rate of 7.47% and amortizes at $7,000,000 per annum. The loan replaces the previous $500,000,000 loan, which the joint venture paid down by $100,000,000. The previous loan was fully recourse to the Operating Partnership and bore interest at SOFR plus 1.11%.
Interest Rate Swap and Cap Arrangements
We entered into the following interest rate swap and cap arrangements during the six months ended June 30, 2024. See page 29 for further information on our interest rate swap and cap arrangements:

(Amounts in thousands)	Notional Amount (at share)	All-In Swapped Rate	Expiration Date	Variable Rate Spread
Interest rate swaps:
PENN 11(1)	$250,000	6.21%	10/25	S+206
435 Seventh Avenue	75,000	6.96%	04/26	S+210

		Index Strike Rate
Interest rate caps:
61 Ninth Avenue (45.1% interest)	$75,543	4.39%	01/26	S+146
____________________
(1)Together with the existing $250,000 swap arrangement on the $500,000 PENN 11 mortgage loan, the loan will bear interest at an all-in swapped rate of 6.28% through October 2025.

BUSINESS DEVELOPMENTS
Dispositions
220 Central Park South
During the three and six months ended June 30, 2024, we closed on the sale of two condominium units at 220 Central Park South (“220 CPS”) for net proceeds of $31,605,000, resulting in a financial statement net gain of $15,175,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $2,106,000 of income tax expense was recognized on our consolidated statements of income. Four units remain unsold.
50-70 West 93rd Street
On May 13, 2024, we sold our 49.9% interest in 50-70 West 93rd Street to our joint venture partner. We received net proceeds of $2,000,000 after deducting our share of the existing $83,500,000 mortgage loan, which was scheduled to mature in December 2024, resulting in a net gain of $873,000. The net gain is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income.
Alexander’s Inc.
On May 3, 2024, Alexander’s Inc. (“Alexander’s”), in which we own a 32.4% common equity interest, and Bloomberg L.P. reached an agreement to extend the leases covering approximately 947,000 square feet at 731 Lexington Avenue that were scheduled to expire in February 2029 for a term of eleven years to February 2040.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2024
	2024	2023		2024	2023
Total revenues	$450,266	$472,359	$436,375	$886,641	$918,282

Net income (loss) attributable to common shareholders	$35,260	$46,377	$(9,034)	$26,226	$51,545
Per common share:
Basic	$0.19	$0.24	$(0.05)	$0.14	$0.27
Diluted	$0.18	$0.24	$(0.05)	$0.13	$0.27

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$112,766	$140,737	$108,847	$221,608	$257,032
Per diluted share (non-GAAP)	$0.57	$0.72	$0.55	$1.13	$1.32

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$148,944	$144,059	$104,129	$253,068	$263,149
FFO - Operating Partnership ("OP") basis (non-GAAP)	$162,307	$155,149	$113,485	$275,787	$283,385
Per diluted share (non-GAAP)	$0.76	$0.74	$0.53	$1.29	$1.35

Dividends per common share(1)	$—	$—	$—	$—	$0.375

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)(1)	N/A	N/A	N/A	N/A	28.4%
FAD payout ratio(1)	N/A	N/A	N/A	N/A	36.8%

Weighted average VNO common shares outstanding	190,492	191,468	190,429	190,460	191,668
Redeemable Class A units and LTIP Unit awards	17,136	14,810	17,174	17,155	14,835
Weighted average VRLP Class A units outstanding	207,628	206,278	207,603	207,615	206,503
Dilutive share based payment awards	3,913	32	4,204	4,058	51
Redeemable preferred units - common share equivalents	1,955	3,378	1,875	1,915	2,852
Weighted average VRLP Class A units outstanding - diluted	213,496	209,688	213,682	213,588	209,406
________________________________
(1)We anticipate that we will pay a common share dividend for 2024 in the fourth quarter, subject to approval by our Board of Trustees.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q2 2024 VS. Q2 2023 (unaudited)

(Amounts in millions, except per share amounts)	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2023	$140.7	$0.72

(Decrease) increase in FFO, as adjusted due to:
Lease expirations, net of rent commencements, and other tenant related items	(15.1)
345 Montgomery Street tenant settlement proceeds, net of legal expenses in 2023	(14.1)
Change in interest expense, net of interest income	(7.0)
Variable businesses (primarily signage)	3.9
Other, net	3.7
	(28.6)
Noncontrolling interests' share of above items and impact of assumed conversions of convertible securities	0.7
Net decrease	(27.9)	(0.15)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2024	$112.8	$0.57

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	June 30, 2024	December 31, 2023
ASSETS
Real estate, at cost:
Land	$2,434,209	$2,436,221	$(2,012)
Buildings and improvements	10,228,821	9,952,954	275,867
Development costs and construction in progress	1,156,060	1,281,076	(125,016)
Leasehold improvements and equipment	133,755	130,953	2,802
Total	13,952,845	13,801,204	151,641
Less accumulated depreciation and amortization	(3,899,475)	(3,752,827)	(146,648)
Real estate, net	10,053,370	10,048,377	4,993
Right-of-use assets	678,670	680,044	(1,374)
Cash, cash equivalents, and restricted cash
Cash and cash equivalents	872,609	997,002	(124,393)
Restricted cash	244,245	264,582	(20,337)
Total	1,116,854	1,261,584	(144,730)
Tenant and other receivables	71,213	69,543	1,670
Investments in partially owned entities	2,711,080	2,610,558	100,522
Receivable arising from the straight-lining of rents	706,157	701,666	4,491
Deferred leasing costs, net	354,395	355,010	(615)
Identified intangible assets, net	122,414	127,082	(4,668)
Other assets	396,028	333,801	62,227
Total assets	$16,210,181	$16,187,665	$22,516
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,672,086	$5,688,020	$(15,934)
Senior unsecured notes, net	1,194,894	1,193,873	1,021
Unsecured term loan, net	795,254	794,559	695
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	741,762	732,859	8,903
Accounts payable and accrued expenses	363,457	411,044	(47,587)
Deferred revenue	30,805	32,199	(1,394)
Deferred compensation plan	108,553	105,245	3,308
Other liabilities	316,906	311,132	5,774
Total liabilities	9,798,717	9,843,931	(45,214)
Redeemable noncontrolling interests	593,465	638,448	(44,983)
Shareholders' equity	5,626,300	5,509,064	117,236
Noncontrolling interests in consolidated subsidiaries	191,699	196,222	(4,523)
Total liabilities, redeemable noncontrolling interests and equity	$16,210,181	$16,187,665	$22,516

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	June 30,			March 31, 2024
	2024	2023	Variance
Property rentals(1)	$343,894	$365,216	$(21,322)	$337,376
Tenant expense reimbursements(1)	48,683	47,743	940	46,638
Amortization of acquired below-market leases, net	1,217	1,360	(143)	693
Straight-lining of rents	(199)	4,515	(4,714)	4,571
Total rental revenues	393,595	418,834	(25,239)	389,278
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	38,465	35,146	3,319	35,780
Management and leasing fees	6,709	3,658	3,051	2,611
Other income	11,497	14,721	(3,224)	8,706
Total revenues	450,266	472,359	(22,093)	436,375
Operating expenses	(229,380)	(222,723)	(6,657)	(226,224)
Depreciation and amortization	(109,774)	(107,162)	(2,612)	(108,659)
General and administrative	(38,475)	(39,410)	935	(37,897)
Expense from deferred compensation plan liability	(1,398)	(2,182)	784	(4,520)
Transaction related costs and other	(3,361)	(30)	(3,331)	(653)
Total expenses	(382,388)	(371,507)	(10,881)	(377,953)
Income from partially owned entities	47,949	37,272	10,677	16,279
Interest and other investment income, net	10,511	13,153	(2,642)	11,724
Income from deferred compensation plan assets	1,398	2,182	(784)	4,520
Interest and debt expense	(98,401)	(87,165)	(11,236)	(90,478)
Net gains on disposition of wholly owned and partially owned assets	16,048	936	15,112	—
Income before income taxes	45,383	67,230	(21,847)	467
Income tax expense	(5,284)	(4,497)	(787)	(6,740)
Net income (loss)	40,099	62,733	(22,634)	(6,273)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	13,890	2,781	11,109	11,982
Operating Partnership	(3,200)	(3,608)	408	786
Net income attributable to Vornado	50,789	61,906	(11,117)	6,495
Preferred share dividends	(15,529)	(15,529)	—	(15,529)
Net income (loss) attributable to common shareholders	$35,260	$46,377	$(11,117)	$(9,034)

Capitalized expenditures:
Development payroll	$1,829	$2,704	$(875)	$2,499
Interest and debt expense	12,794	9,949	2,845	12,564
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2024
	Total	New York	Other
Property rentals(1)	$343,894	$270,093	$73,801
Tenant expense reimbursements(1)	48,683	37,477	11,206
Amortization of acquired below-market leases, net	1,217	1,048	169
Straight-lining of rents	(199)	4,285	(4,484)
Total rental revenues	393,595	312,903	80,692
Fee and other income:
BMS cleaning fees	38,465	40,689	(2,224)
Management and leasing fees	6,709	6,911	(202)
Other income	11,497	7,075	4,422
Total revenues	450,266	367,578	82,688
Operating expenses	(229,380)	(188,947)	(40,433)
Depreciation and amortization	(109,774)	(86,821)	(22,953)
General and administrative	(38,475)	(12,380)	(26,095)
Expense from deferred compensation plan liability	(1,398)	—	(1,398)
Transaction related costs and other	(3,361)	(3,258)	(103)
Total expenses	(382,388)	(291,406)	(90,982)
Income from partially owned entities	47,949	46,977	972
Interest and other investment income, net	10,511	4,187	6,324
Income from deferred compensation plan assets	1,398	—	1,398
Interest and debt expense	(98,401)	(45,931)	(52,470)
Net gains on disposition of wholly owned and partially owned assets	16,048	873	15,175
Income (loss) before income taxes	45,383	82,278	(36,895)
Income tax expense	(5,284)	(1,455)	(3,829)
Net income (loss)	40,099	80,823	(40,724)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	13,890	10,974	2,916
Net income (loss) attributable to Vornado Realty L.P.	53,989	$91,797	$(37,808)
Less net income attributable to noncontrolling interests in the Operating Partnership	(3,172)
Preferred unit distributions	(15,557)
Net income attributable to common shareholders	$35,260
For the three months ended June 30, 2023
Net income (loss) attributable to Vornado Realty L.P.	$65,514	$96,475	$(30,961)
Net income attributable to common shareholders	$46,377
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Six Months Ended June 30,
	2024	2023	Variance
Property rentals(1)	$681,270	$708,368	$(27,098)
Tenant expense reimbursements(1)	95,321	103,838	(8,517)
Amortization of acquired below-market leases, net	1,910	2,727	(817)
Straight-lining of rents	4,372	694	3,678
Total rental revenues	782,873	815,627	(32,754)
Fee and other income:
BMS cleaning fees	74,245	70,474	3,771
Management and leasing fees	9,320	6,707	2,613
Other income	20,203	25,474	(5,271)
Total revenues	886,641	918,282	(31,641)
Operating expenses	(455,604)	(451,496)	(4,108)
Depreciation and amortization	(218,433)	(213,727)	(4,706)
General and administrative	(76,372)	(81,005)	4,633
Expense from deferred compensation plan liability	(5,918)	(5,910)	(8)
Transaction related costs and other	(4,014)	(688)	(3,326)
Total expenses	(760,341)	(752,826)	(7,515)
Income from partially owned entities	64,228	53,938	10,290
Interest and other investment income, net	22,235	22,737	(502)
Income from deferred compensation plan assets	5,918	5,910	8
Interest and debt expense	(188,879)	(173,402)	(15,477)
Net gains on disposition of wholly owned and partially owned assets	16,048	8,456	7,592
Income before income taxes	45,850	83,095	(37,245)
Income tax expense	(12,024)	(9,164)	(2,860)
Net income	33,826	73,931	(40,105)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	25,872	12,709	13,163
Operating Partnership	(2,414)	(4,037)	1,623
Net income attributable to Vornado	57,284	82,603	(25,319)
Preferred share dividends	(31,058)	(31,058)	—
Net income attributable to common shareholders	$26,226	$51,545	$(25,319)

Capitalized expenditures:
Development payroll	$4,328	$5,553	$(1,225)
Interest and debt expense	25,358	18,806	6,552
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Six Months Ended June 30, 2024
	Total	New York	Other
Property rentals(1)	$681,270	$539,455	$141,815
Tenant expense reimbursements(1)	95,321	74,333	20,988
Amortization of acquired below-market leases, net	1,910	1,572	338
Straight-lining of rents	4,372	9,278	(4,906)
Total rental revenues	782,873	624,638	158,235
Fee and other income:
BMS cleaning fees	74,245	79,329	(5,084)
Management and leasing fees	9,320	9,623	(303)
Other income	20,203	12,222	7,981
Total revenues	886,641	725,812	160,829
Operating expenses	(455,604)	(377,225)	(78,379)
Depreciation and amortization	(218,433)	(172,420)	(46,013)
General and administrative	(76,372)	(25,588)	(50,784)
Expense from deferred compensation plan liability	(5,918)	—	(5,918)
Transaction related costs and other	(4,014)	(3,258)	(756)
Total expenses	(760,341)	(578,491)	(181,850)
Income from partially owned entities	64,228	62,208	2,020
Interest and other investment income, net	22,235	8,193	14,042
Income from deferred compensation plan assets	5,918	—	5,918
Interest and debt expense	(188,879)	(84,018)	(104,861)
Net gains on disposition of wholly owned and partially owned assets	16,048	873	15,175
Income (loss) before income taxes	45,850	134,577	(88,727)
Income tax expense	(12,024)	(2,919)	(9,105)
Net income (loss)	33,826	131,658	(97,832)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	25,872	20,056	5,816
Net income (loss) attributable to Vornado Realty L.P.	59,698	$151,714	$(92,016)
Less net income attributable to noncontrolling interests in the Operating Partnership	(2,357)
Preferred unit distributions	(31,115)
Net income attributable to common shareholders	$26,226
For the six months ended June 30, 2023
Net income (loss) attributable to Vornado Realty L.P.	$86,640	$159,720	$(73,080)
Net income attributable to common shareholders	$51,545
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2024
	Total	New York	Other
Total revenues	$450,266	$367,578	$82,688
Operating expenses	(229,380)	(188,947)	(40,433)
NOI - consolidated	220,886	178,631	42,255
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(9,013)	(2,196)	(6,817)
Add: Our share of NOI from partially owned entities	68,298	65,718	2,580
NOI at share	280,171	242,153	38,018
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(581)	(4,319)	3,738
NOI at share - cash basis	$279,590	$237,834	$41,756

	For the Three Months Ended June 30, 2023
	Total	New York	Other
Total revenues	$472,359	$362,471	$109,888
Operating expenses	(222,723)	(176,410)	(46,313)
NOI - consolidated	249,636	186,061	63,575
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(18,742)	(5,204)	(13,538)
Add: Our share of NOI from partially owned entities	70,745	67,509	3,236
NOI at share	301,639	248,366	53,273
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(5,570)	(6,797)	1,227
NOI at share - cash basis	$296,069	$241,569	$54,500

	For the Three Months Ended March 31, 2024
	Total	New York	Other
Total revenues	$436,375	$358,234	$78,141
Operating expenses	(226,224)	(188,278)	(37,946)
NOI - consolidated	210,151	169,956	40,195
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(11,396)	(4,536)	(6,860)
Add: Our share of NOI from partially owned entities	70,369	67,709	2,660
NOI at share	269,124	233,129	35,995
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(1,511)	(2,335)	824
NOI at share - cash basis	$267,613	$230,794	$36,819
________________________________
See Appendix page vi for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Six Months Ended June 30, 2024
	Total	New York	Other
Total revenues	$886,641	$725,812	$160,829
Operating expenses	(455,604)	(377,225)	(78,379)
NOI - consolidated	431,037	348,587	82,450
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(20,409)	(6,732)	(13,677)
Add: Our share of NOI from partially owned entities	138,667	133,427	5,240
NOI at share	549,295	475,282	74,013
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(2,092)	(6,654)	4,562
NOI at share - cash basis	$547,203	$468,628	$78,575

	For the Six Months Ended June 30, 2023
	Total	New York	Other
Total revenues	$918,282	$726,285	$191,997
Operating expenses	(451,496)	(364,731)	(86,765)
NOI - consolidated	466,786	361,554	105,232
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(30,506)	(10,027)	(20,479)
Add: Our share of NOI from partially owned entities	138,842	132,833	6,009
NOI at share	575,122	484,360	90,762
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(518)	(1,764)	1,246
NOI at share - cash basis	$574,604	$482,596	$92,008
________________________________
See Appendix page vi for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2024
	2024	2023		2024	2023
NOI at share:
New York:
Office(1)	$178,338	$186,042	$167,988	$346,326	$360,312
Retail	48,392	47,428	47,466	95,858	94,624
Residential	6,220	5,467	5,968	12,188	10,925
Alexander’s	9,203	9,429	11,707	20,910	18,499
Total New York	242,153	248,366	233,129	475,282	484,360
Other:
THE MART	16,060	16,462	14,486	30,546	31,871
555 California Street(2)	16,800	31,347	16,529	33,329	48,276
Other investments	5,158	5,464	4,980	10,138	10,615
Total Other	38,018	53,273	35,995	74,013	90,762
NOI at share	$280,171	$301,639	$269,124	$549,295	$575,122

NOI at share - cash basis:
New York:
Office(1)	$176,915	$181,253	$166,370	$343,285	$363,334
Retail	44,700	44,956	43,873	88,573	88,990
Residential	5,947	5,129	5,690	11,637	10,180
Alexander's	10,272	10,231	14,861	25,133	20,092
Total New York	237,834	241,569	230,794	468,628	482,596
Other:
THE MART	16,835	16,592	14,949	31,784	31,267
555 California Street(2)	19,956	32,284	16,938	36,894	50,002
Other investments	4,965	5,624	4,932	9,897	10,739
Total Other	41,756	54,500	36,819	78,575	92,008
NOI at share - cash basis	$279,590	$296,069	$267,613	$547,203	$574,604
________________________________
(1)Includes BMS NOI of $7,926, $6,797, $7,217, $15,143 and $13,086 for the three months ended June 30, 2024 and 2023 and March 31, 2024 and the six months ended June 30, 2024 and 2023, respectively.
(2)2023 includes our $14,103 share of the receipt of a tenant settlement, net of legal expenses.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	THE MART	555 California Street(1)
Same store NOI at share % (decrease) increase(2):
Three months ended June 30, 2024 compared to June 30, 2023	(9.0)%	(4.4)%	(4.6)%	(46.4)%
Six months ended June 30, 2024 compared to June 30, 2023	(7.0)%	(4.5)%	(7.3)%	(31.0)%
Three months ended June 30, 2024 compared to March 31, 2024	3.6%	3.3%	11.0%	1.6%

Same store NOI at share - cash basis % (decrease) increase(2):
Three months ended June 30, 2024 compared to June 30, 2023	(6.6)%	(2.7)%	(1.3)%	(38.2)%
Six months ended June 30, 2024 compared to June 30, 2023	(5.9)%	(3.9)%	(2.2)%	(26.2)%
Three months ended June 30, 2024 compared to March 31, 2024	4.0%	2.3%	12.8%	17.8%
________________________________
(1)2023 includes our $14,103,000 share of the receipt of a tenant settlement, net of legal expenses.
(2)See pages vii through xii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

DEVELOPMENT/REDEVELOPMENT - ACTIVE PROJECTS AND FUTURE OPPORTUNITIES
(Amounts in thousands, except square feet)
		(at Vornado’s share)					Projected Incremental Cash Yield
Active Development Projects: New York segment:	Property Rentable Sq. Ft.	Budget		Cash Amount Expended	Remaining Expenditures	Stabilization Year
PENN District:
PENN 2	1,795,000	$750,000		$675,504	$74,496	2026	9.5%
Districtwide Improvements	N/A	100,000		60,493	39,507	N/A	N/A
Total PENN District		850,000	(1)	735,997	114,003

Sunset Pier 94 Studios (49.9% interest)	266,000	125,000	(2)	19,494	105,506	2026	10.3%

Total Active Development Projects		$975,000		$755,491	$219,509

Future Opportunities: New York segment:	Property Zoning Sq. Ft. (at 100%)
PENN District:
Hotel Pennsylvania land	2,052,000
Eighth Avenue and 34th Street land	105,000
Multiple other opportunities - office/residential/retail
Total PENN District	2,157,000
350 Park Avenue assemblage (the “350 Park Site”)(3)	1,389,000
260 Eleventh Avenue - office(4)	280,000
57th Street land (50% interest)	150,000
Other segment:
527 West Kinzie land, Chicago	330,000
Total Future Opportunities	4,306,000
________________________________
(1)Excluding debt and equity carry.
(2)Represents our 49.9% share of the $350,000 development budget, excluding the $40,000 value of our contributed leasehold interest and net of an estimated $9,000 for our share of development fees and reimbursement for overhead costs incurred by us. $34,000 will be funded via cash contributions, of which $19,494 has been funded as of June 30, 2024.
(3)From October 2024 to June 2030, an affiliate of Kenneth C. Griffin (“KG”) will have the option to either (i) acquire a 60% interest in a joint venture with Vornado and Rudin (the “Vornado/Rudin JV”) (with Vornado having an effective 36% interest in the entity) to build a new 1,700,000 square foot office tower, valuing the 350 Park Site at $1.2 billion or (ii) purchase the 350 Park Site for $1.4 billion ($1.085 billion to Vornado). From October 2024 to September 2030, the Vornado/Rudin JV will have the option to put the 350 Park Site to KG for $1.2 billion ($900 million to Vornado).
(4)The building is subject to a ground lease which expires in 2114.
There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	THE MART
Three Months Ended June 30, 2024
Total square feet leased	1,322	4	32	66
Our share of square feet leased:	598	4	32	47
Initial rent(1)	$131.37	$301.14	$56.39	$99.14
Weighted average lease term (years)	9.7	5.0	7.2	9.8
Second generation relet space:
Square feet	518	4	19	47
GAAP basis:
Straight-line rent(2)	$123.83	$301.14	$54.30	$104.86
Prior straight-line rent	$114.41	$237.37	$56.26	$79.18
Percentage increase (decrease)	8.2%	26.9%	(3.5)%	32.4%
Cash basis (non-GAAP):
Initial rent(1)	$137.60	$301.14	$60.48	$99.14
Prior escalated rent	$133.10	$262.23	$63.21	$87.49
Percentage increase (decrease)	3.4%	14.8%	(4.3)%	13.3%
Tenant improvements and leasing commissions:
Per square foot	$63.48	$54.97	$56.60	$123.12
Per square foot per annum	$6.54	$10.99	$7.86	$12.56
Percentage of initial rent	5.0%	3.6%	13.9%	12.7%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	THE MART
Six Months Ended June 30, 2024
Total square feet leased	1,613	40	83	107
Our share of square feet leased:	848	37	83	76
Initial rent(1)	$118.96	$258.76	$61.09	$87.03
Weighted average lease term (years)	10.1	3.9	5.5	8.1
Second generation relet space:
Square feet	613	31	62	76
GAAP basis:
Straight-line rent(2)	$117.77	$250.90	$61.68	$86.42
Prior straight-line rent	$109.45	$234.04	$59.59	$77.94
Percentage increase	7.6%	7.2%	3.5%	10.9%
Cash basis (non-GAAP):
Initial rent(1)	$130.35	$255.12	$64.16	$87.03
Prior escalated rent	$126.21	$298.27	$65.04	$91.01
Percentage increase (decrease)	3.3%	(14.5)%	(1.4)%	(4.4)%
Tenant improvements and leasing commissions:
Per square foot	$87.22	$104.98	$44.94	$84.20
Per square foot per annum	$8.64	$26.92	$8.17	$10.40
Percentage of initial rent	7.3%	10.4%	13.4%	11.9%
_______________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Second Quarter 2024(2)	305,000		$30,320,000	$99.41	2.6%

	Third Quarter 2024	51,000		4,158,000	81.53	0.4%
	Fourth Quarter 2024	127,000		9,683,000	76.24	0.8%
	Total 2024	178,000		13,841,000	77.76	1.2%
	First Quarter 2025	101,000		7,890,000	78.12	0.7%
	Second Quarter 2025	387,000		30,604,000	79.08	2.6%
	Remaining 2025	91,000		7,100,000	78.02	0.6%
	2026	1,163,000		95,823,000	82.39	8.1%
	2027	1,319,000		105,053,000	79.65	8.9%
	2028	1,049,000		84,766,000	80.81	7.2%
	2029	1,284,000		105,517,000	82.18	8.9%
	2030	644,000		54,312,000	84.34	4.6%
	2031	844,000		76,429,000	90.56	6.5%
	2032	972,000		95,909,000	98.67	8.1%
	2033	502,000		43,312,000	86.28	3.7%
	2034	584,000		63,902,000	109.42	5.4%
	Thereafter	4,457,000	(3)	366,154,000	82.15	30.9%

Retail:	Second Quarter 2024(2)	—		$—	$—	0.0%

	Third Quarter 2024	21,000		9,719,000	462.81	3.9%
	Fourth Quarter 2024	—		—	—	0.0%
	Total 2024	21,000		9,719,000	462.81	3.9%
	First Quarter 2025	129,000		6,355,000	49.26	2.5%
	Second Quarter 2025	8,000		271,000	33.88	0.1%
	Remaining 2025	47,000		4,726,000	100.55	1.9%
	2026	160,000		29,517,000	184.48	11.7%
	2027	52,000		21,289,000	409.40	8.4%
	2028	31,000		14,346,000	462.77	5.7%
	2029	53,000		26,149,000	493.38	10.4%
	2030	158,000		24,962,000	157.99	9.9%
	2031	68,000		30,955,000	455.22	12.3%
	2032	55,000		29,416,000	534.84	11.7%
	2033	17,000		6,466,000	380.35	2.6%
	2034	81,000		8,551,000	105.57	3.4%
	Thereafter	301,000		39,403,000	130.91	15.5%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.
(3)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) THE MART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Second Quarter 2024(2)	6,000	$403,000	$67.17	0.3%

	Third Quarter 2024	30,000	1,719,000	57.30	1.2%
	Fourth Quarter 2024	79,000	4,399,000	55.68	3.0%
	Total 2024	109,000	6,118,000	56.13	4.2%
	First Quarter 2025	81,000	4,358,000	58.11	3.0%
	Second Quarter 2025	38,000	2,363,000	62.18	1.6%
	Remaining 2025	74,000	4,361,000	58.93	3.0%
	2026	284,000	16,638,000	58.58	11.4%
	2027	196,000	10,912,000	55.67	7.5%
	2028	705,000	35,991,000	51.05	24.6%
	2029	160,000	8,991,000	56.19	6.2%
	2030	47,000	3,044,000	64.77	2.1%
	2031	319,000	16,063,000	50.35	11.0%
	2032	420,000	20,343,000	48.44	14.0%
	2033	54,000	2,720,000	50.37	1.9%
	2034	94,000	4,443,000	47.27	3.1%
	Thereafter	192,000	8,834,000	46.01	6.1%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Second Quarter 2024(2)	—	$—	$—	0.0%

	Third Quarter 2024	—	—	—	0.0%
	Fourth Quarter 2024	65,000	7,121,000	109.55	6.2%
	Total 2024	65,000	7,121,000	109.55	6.2%
	First Quarter 2025	—	—	—	0.0%
	Second Quarter 2025	21,000	2,263,000	107.76	2.0%
	Remaining 2025	199,000	18,963,000	95.29	16.4%
	2026	238,000	25,219,000	105.96	21.8%
	2027	65,000	6,485,000	99.77	5.6%
	2028	112,000	10,645,000	95.04	9.2%
	2029	120,000	12,256,000	102.13	10.6%
	2030	109,000	10,285,000	94.36	8.9%
	2031	29,000	2,209,000	76.17	1.9%
	2032	9,000	992,000	110.22	0.9%
	2033	15,000	1,800,000	120.00	1.6%
	2034	—	—	—	0.0%
	Thereafter	196,000	17,398,000	88.77	14.9%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	For the Six Months Ended June 30, 2024
	Total Company	New York Segment	THE MART	555 California Street	Other
Capital expenditures:
Expenditures to maintain assets	$36,804	$24,452	$9,167	$2,465	$720
Tenant improvements	28,614	25,075	2,891	648	—
Leasing commissions	7,441	4,568	131	2,742	—
Recurring tenant improvements, leasing commissions and other capital expenditures	72,859	54,095	12,189	5,855	720
Non-recurring capital expenditures(1)	50,803	45,358	3,460	1,913	72
Total capital expenditures and leasing commissions	$123,662	$99,453	$15,649	$7,768	$792

Development and redevelopment expenditures(2):
PENN 2	$69,241	$69,241	$—	$—	$—
PENN 1	19,468	19,468	—	—	—
PENN Districtwide improvements	15,605	15,605	—	—	—
Hotel Pennsylvania site	12,515	12,515	—	—	—
The Farley Building	6,705	6,705	—	—	—
Other	14,542	12,161	656	—	1,725
	$138,076	$135,695	$656	$—	$1,725
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
		As of June 30, 2024
Joint Venture Name	Asset Category	Percentage Ownership	Company's Carrying Amount	Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)		Maturity Date(2)	Spread over SOFR	Interest Rate(3)
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,253,658	$367,464	$756,193		Various	Various	Various

Alexander's	Office/Retail	32.4%	79,598	352,040	1,086,544		Various	Various	Various

Partially owned office buildings/land:
280 Park Avenue	Office/Retail	50.0%	117,820	537,500	1,075,000	(4)	09/26	S+178	7.11%	(5)
West 57th Street properties	Office/Retail/Land	50.0%	40,766	—	—		N/A	N/A	N/A
512 West 22nd Street	Office/Retail	55.0%	31,938	69,591	126,530		06/25	S+235	6.85%
825 Seventh Avenue	Office	50.0%	5,254	27,000	54,000		01/26	S+275	8.08%
61 Ninth Avenue	Office/Retail	45.1%	994	75,543	167,500		01/26	S+146	5.85%
650 Madison Avenue	Office/Retail	20.1%	—	161,024	800,000		12/29	N/A	3.49%

Other investments:
Sunset Pier 94 Studios	Studio Campus	49.9%	65,032	50	100		09/26	S+475	10.08%
Independence Plaza	Residential/Retail	50.1%	60,341	338,175	675,000		07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	35,131	12,603	25,000		04/26	S+200	7.33%
Other	Various	Various	20,548	82,510	582,120		Various	Various	Various
			$2,711,080	$2,023,500	$5,347,987
Investments in partially owned entities included in other liabilities(6):
7 West 34th Street	Office/Retail	53.0%	$(72,564)	$159,000	$300,000		06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(15,691)	311,875	625,000		12/26	N/A	4.55%
			$(88,255)	$470,875	$925,000

________________________________
(1)Represents the contractual debt obligations. The Operating Partnership guarantees an aggregate $303,000 of JV partnership debt, primarily comprised of the $300,000 mortgage loan on 7 West 34th Street.
(2)Assumes the exercise of as-of-right extension options.
(3)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable.
(4)On April 4, 2024, the joint venture amended and extended the $1,075,000 mortgage loan to September 2026, with options to fully extend to September 2028, subject to certain conditions. Additionally, on April 4, 2024, the joint venture amended and extended the $125,000 mezzanine loan, and subsequently repaid the loan for $62,500. See page 3 for details.
(5)On July 8, 2024, the joint venture swapped the interest rate to a fixed rate of 5.84% through September 2028. See page 3 for details.
(6)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at June 30, 2024	Our Share of Net Income (Loss) for the Three Months Ended June 30,				Our Share of NOI (non-GAAP) for the Three Months Ended June 30,
		2024		2023		2024	2023
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$10,427		$5,941	(1)	$28,966	$29,689
Return on preferred equity, net of our share of the expense		10,258		9,329		—	—
		20,685		15,270		28,966	29,689
280 Park Avenue	50.0%	23,468	(2)	(4,981)		7,252	10,112
Alexander's	32.4%	2,649		19,714	(3)	9,203	9,429
85 Tenth Avenue	49.9%	(1,839)		(1,653)		3,602	3,345
7 West 34th Street	53.0%	1,259		1,134		3,725	3,658
512 West 22nd Street	55.0%	(779)		(797)		1,499	1,499
West 57th Street properties	50.0%	(317)		(258)		(59)	(15)
Independence Plaza	50.1%	166		(630)		5,601	4,952
61 Ninth Avenue	45.1%	(42)		38		2,000	1,923
Other, net	Various	1,727		7,644		3,929	2,917
		46,977		35,481		65,718	67,509

Other:
Alexander's corporate fee income	32.4%	1,185		1,699		660	1,028
Rosslyn Plaza	43.7% to 50.4%	(61)		250		542	1,158
Other, net	Various	(152)		(158)		1,378	1,050
		972		1,791		2,580	3,236

Total		$47,949		$37,272		$68,298	$70,745
________________________________
(1)Includes a $5,120 accrual of default interest which was forgiven by the lender as part of the restructuring of the 697-703 Fifth Avenue loan and will be amortized over the remaining term of the restructured loan, reducing future interest expense.
(2)2024 includes our $31,215 share of the debt extinguishment gain from the repayment of the 280 Park Avenue mezzanine loan. See page 3 for details.
(3)Includes our $16,396 share of the net gain from the sale of Alexander’s Rego III land parcel.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at June 30, 2024	Our Share of Net Income (Loss) for the Six Months Ended June 30,				Our Share of NOI (non-GAAP) for the Six Months Ended June 30,
		2024		2023		2024	2023
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$19,718		$16,140	(1)	$57,068	$59,253
Return on preferred equity, net of our share of the expense		19,586		18,555		—	—
		39,304		34,695		57,068	59,253
280 Park Avenue	50.0%	15,426	(2)	(9,510)		15,592	20,353
Alexander's	32.4%	7,803		23,285	(3)	20,910	18,499
85 Tenth Avenue	49.9%	(4,361)		(5,847)		6,677	4,855
7 West 34th Street	53.0%	2,398		2,219		7,348	7,254
512 West 22nd Street	55.0%	(1,308)		(1,152)		3,163	2,981
West 57th Street properties	50.0%	(517)		(426)		(66)	67
Independence Plaza	50.1%	(261)		(1,127)		10,770	9,961
61 Ninth Avenue	45.1%	(122)		(8)		3,908	3,771
Other, net	Various	3,846		8,324		8,057	5,839
		62,208		50,453		133,427	132,833
Other:
Alexander's corporate fee income	32.4%	2,365		2,872		1,318	1,679
Rosslyn Plaza	43.7% to 50.4%	(166)		779		1,065	2,272
Other, net	Various	(179)		(166)		2,857	2,058
		2,020		3,485		5,240	6,009

Total		$64,228		$53,938		$138,667	$138,842
________________________________
(1)Includes a $5,120 accrual of default interest which was forgiven by the lender as part of the restructuring of the 697-703 Fifth Avenue loan and will be amortized over the remaining term of the restructured loan, reducing future interest expense.
(2)2024 includes our $31,215 share of the debt extinguishment gain from the repayment of the 280 Park Avenue mezzanine loan. See page 3 for details.
(3)Includes our $16,396 share of the net gain from the sale of Alexander’s Rego III land parcel.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of June 30, 2024
Debt (contractual balances):
Consolidated debt(1):
Mortgages payable			$5,708,919
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.2 Billion unsecured revolving credit facilities			575,000
			8,283,919
Pro rata share of debt of non-consolidated entities			2,494,375
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,096,235	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25.00 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares	June 30, 2024 Common Share Price
Equity:
Common shares	190,505	$26.29	5,008,376
Redeemable Class A units and LTIP Unit awards	17,161	26.29	451,163
Convertible share equivalents:
Series D-13 preferred units	1,776	26.29	46,691
Series G-1 through G-4 preferred units	106	26.29	2,787
Series A preferred shares	25	26.29	657
	209,573		5,509,674	(C)
Total Market Capitalization (A+B+C)			$16,828,944
________________________________
(1)See the reconciliation on page xiii in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of June 30, 2024.

COMMON SHARES DATA (NYSE: VNO) (unaudited)
Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
	2024	2024	2023	2023
High price	$30.02	$29.46	$32.21	$26.21
Low price	$22.42	$24.17	$18.36	$17.28
Closing price - end of quarter	$26.29	$28.77	$28.25	$22.68

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	209,573	209,348	209,159	209,448

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$5.5	Billion	$6.0	Billion	$5.9	Billion	$4.8	Billion
We anticipate that we will pay a common share dividend for 2024 in the fourth quarter, subject to approval by our Board of Trustees.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of June 30, 2024
	Total		Variable		Fixed(1)
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(2)	$8,283,919	4.57%	$1,216,619	6.21%	$7,067,300	4.28%
Pro rata share of debt of non-consolidated entities	2,494,375	5.66%	1,126,301	7.14%	1,368,074	4.44%
Total	10,778,294	4.82%	2,342,920	6.66%	8,435,374	4.31%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(397,059)		(285,000)
Company's pro rata share of total debt	$10,096,235	4.78%	$1,945,861	6.54%	$8,150,374	4.37%
As of June 30, 2024, $881,943 of variable rate debt (at share) is subject to interest rate cap arrangements, the $1,063,918 of variable rate debt not subject to interest rate cap arrangements represents 11% of our total pro rata share of debt. See the following page for details.

Debt Covenant Ratios(3):	Senior Unsecured Notes Due 2025, 2026 and 2031			Unsecured Revolving Credit Facilities and Unsecured Term Loan
	Required	Actual		Required	Actual
Total outstanding debt/total assets	Less than 65%	47%	(4)	Less than 60%	38%	(5)
Secured debt/total assets	Less than 50%	33%	(4)	Less than 50%	27%	(5)
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	1.87			N/A
Fixed charge coverage		N/A		Greater than 1.40	1.92
Unencumbered assets/unsecured debt	Greater than 150%	425%			N/A
Unsecured debt/cap value of unencumbered assets		N/A		Less than 60%	21%
Unencumbered coverage ratio		N/A		Greater than 1.75	7.09

Consolidated Unencumbered EBITDA (non-GAAP):	Q2 2024 Annualized
New York	$292,284
Other	112,924
Total	$405,208
________________________________
(1)Includes variable rate debt with interest rates fixed by interest rate swap arrangements and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement.
(2)See the reconciliation on page xiii in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of June 30, 2024.
(3)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(4)Total assets calculated as EBITDA capped at 7.0%.
(5)Total assets calculated as EBITDA capped at the following rates: 6.5% for office, 6.0% for retail, 8.0% for trade shows, 5.75% for multifamily, 7.25% for hotel, and 6.5% for other asset types.

HEDGING INSTRUMENTS AS OF JUNE 30, 2024 (unaudited)
(Amounts in thousands)
	Debt Information			Swap / Cap Information
	Balance at Share	Maturity Date(1)	Variable Rate Spread	Notional Amount at Share	Expiration Date		All-In Swapped Rate

Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan	$840,000	05/28	S+205	$840,000		05/26	6.03%
770 Broadway mortgage loan	700,000	07/27	S+225	700,000		07/27	4.98%
PENN 11 mortgage loan	500,000	10/25	S+206	500,000		10/25	6.28%
Unsecured revolving credit facility	575,000	12/27	S+115	575,000		08/27	3.88%
Unsecured term loan	800,000	12/27	S+130
Through 07/25				700,000		07/25	4.53%
07/25 through 10/26				550,000		10/26	4.36%
10/26 through 8/27				50,000		08/27	4.04%
100 West 33rd Street mortgage loan	480,000	06/27	S+185	480,000		06/27	5.26%
888 Seventh Avenue mortgage loan	259,800	12/25	S+180	200,000		09/27	4.76%
4 Union Square South mortgage loan	120,000	08/25	S+150	97,300		01/25	3.74%
435 Seventh Avenue mortgage loan	75,000	04/28	S+210	75,000		04/26	6.96%
Unconsolidated:
731 Lexington Avenue - retail condominium mortgage loan	97,200	08/25	S+151	97,200		05/25	1.76%
Interest Rate Caps:							Index Strike Rate	Cash Interest Rate(2)	Effective Interest Rate(3)
Consolidated:
1290 Avenue of the Americas mortgage loan	$665,000	11/28	S+162	$665,000		11/25	1.00%	2.62%	5.94%
One Park Avenue mortgage loan	525,000	03/26	S+122	525,000		03/25	3.89%	5.11%	6.16%
150 West 34th Street mortgage loan	75,000	02/28	S+215	75,000		02/26	5.00%	7.15%	7.75%
606 Broadway mortgage loan	37,060	09/24	S+191	37,060		09/24	4.00%	5.91%	5.95%
Unconsolidated:
61 Ninth Avenue mortgage loan	75,543	01/26	S+146	75,543		01/26	4.39%	5.85%	6.31%
512 West 22nd Street mortgage loan	69,591	06/25	S+235	69,591		06/25	4.50%	6.85%	7.16%
Rego Park II mortgage loan	65,624	12/25	S+145	65,624		11/24	4.15%	5.60%	6.28%
Fashion Centre Mall/Washington Tower mortgage loan	34,125	05/26	S+305	34,125		05/25	3.00%	6.05%	7.61%

Debt subject to interest rate swaps and subject to a 1.00% SOFR interest rate cap				$4,929,500
Variable rate debt subject to interest rate caps				881,943
Fixed rate debt per loan agreements				3,220,874
Variable rate debt not subject to interest rate swaps or caps				1,063,918	(4)(5)
Total debt at share				$10,096,235
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Equals the sum of (i) the index rate in effect as of the most recent contractual reset date, adjusted for hedging instruments, and (ii) the contractual spread.
(3)Equals the sum of (i) the cash interest rate and (ii) the effect of amortization of the interest rate cap premium over the term.
(4)Our exposure to SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents and restricted cash.
(5)On July 8, 2024, the 280 Park Avenue joint venture swapped the interest rate on the $1,075,000 ($537,500 at share) mortgage loan to a fixed rate of 5.84% through September 2028.
See page 3 for details of interest rate hedging arrangements entered into during 2024.

CONSOLIDATED DEBT MATURITIES AT 100% (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)
Property	Maturity Date(1)	Spread over SOFR		Interest Rate(2)	2024	2025	2026	2027	2028	Thereafter	Total
Secured Debt:
606 Broadway (50.0% interest)	09/24	S+191		5.91%	$74,119	$—	$—	$—	$—	$—	$74,119
4 Union Square South	08/25	S+150	(3)	4.32%	—	120,000	—	—	—	—	120,000
PENN 11	10/25			6.28%	—	500,000	—	—	—	—	500,000
888 Seventh Avenue(4)	12/25	S+180	(3)	5.31%	—	259,800	—	—	—	—	259,800
One Park Avenue	03/26	S+122		5.11%	—	—	525,000	—	—	—	525,000
350 Park Avenue	01/27			3.92%	—	—	—	400,000	—	—	400,000
100 West 33rd Street	06/27			5.26%	—	—	—	480,000	—	—	480,000
770 Broadway	07/27			4.98%	—	—	—	700,000	—	—	700,000
150 West 34th Street	02/28	S+215		7.15%	—	—	—	—	75,000	—	75,000
435 Seventh Avenue	04/28			6.96%	—	—	—	—	75,000	—	75,000
555 California Street (70.0% interest)	05/28	S+205	(3)	6.43%	—	—	—	—	1,200,000	—	1,200,000
1290 Avenue of the Americas (70.0% interest)	11/28			2.62%	—	—	—	—	950,000	—	950,000
909 Third Avenue	04/31			3.23%	—	—	—	—	—	350,000	350,000
Total Secured Debt					74,119	879,800	525,000	1,580,000	2,300,000	350,000	5,708,919
Unsecured Debt:
Senior unsecured notes due 2025	01/25			3.50%	—	450,000	—	—	—	—	450,000
Senior unsecured notes due 2026	06/26			2.15%	—	—	400,000	—	—	—	400,000
$1.25 Billion unsecured revolving credit facility	12/27			3.88%	—	—	—	575,000	—	—	575,000
$800 Million unsecured term loan	12/27	S+130	(3)	4.79%	—	—	—	800,000	—	—	800,000
$915 Million unsecured revolving credit facility	04/29	S+120		—	—	—	—	—	—	—	—
Senior unsecured notes due 2031	06/31			3.40%	—	—	—	—	—	350,000	350,000
Total Unsecured Debt					—	450,000	400,000	1,375,000	—	350,000	2,575,000
Total Debt					$74,119	$1,329,800	$925,000	$2,955,000	$2,300,000	$700,000	$8,283,919
Weighted average rate					5.91%	4.97%	3.83%	4.61%	4.90%	3.32%	4.57%

Fixed rate debt(5)					$—	$1,247,300	$400,000	$2,855,000	$1,865,000	$700,000	$7,067,300
Fixed weighted average rate expiring					—	4.83%	2.15%	4.54%	4.33%	3.32%	4.28%
Floating rate debt					$74,119	$82,500	$525,000	$100,000	$435,000	$—	$1,216,619
Floating weighted average rate expiring					5.91%	7.05%	5.11%	6.64%	7.34%	—	6.21%
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See the previous page for information on interest rate swap and interest rate cap arrangements.
(3)Balance is partially hedged by interest rate swap arrangements. See previous page for details.
(4)In December 2023, we entered into a loan modification pursuant to which principal amortization is waived for a period of time.
(5)Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity, and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement. See the previous page for information on interest rate swap arrangements.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	1,451,153	$168,342	9.4%
IPG and affiliates	1,029,557	68,898	3.9%
Citadel	585,460	62,498	3.6%
New York University	685,290	49,540	2.7%
Madison Square Garden & Affiliates(2)	449,053	45,654	2.5%
Bloomberg L.P.	306,768	43,527	2.4%
Google/Motorola Mobility (guaranteed by Google)	759,446	42,537	2.4%
Amazon (including its Whole Foods subsidiary)	312,694	30,854	1.7%
Swatch Group USA	11,957	28,528	1.6%
Neuberger Berman Group LLC	306,612	28,247	1.6%
LVMH Brands	65,060	26,409	1.5%
Bank of America	247,615	26,263	1.5%
AMC Networks, Inc.	326,717	26,104	1.4%
Apple Inc.	412,434	24,077	1.3%
Victoria's Secret	33,156	20,251	1.1%
PJT Partners Holding	134,953	19,507	1.1%
PwC	241,196	19,367	1.1%
Macy's	242,837	18,378	1.0%
Fast Retailing (Uniqlo)	47,167	14,094	0.8%
The City of New York	232,010	12,148	0.7%
King & Spalding	122,859	11,979	0.7%
Foot Locker	149,987	11,938	0.7%
WSP USA	172,666	11,246	0.6%
AbbVie Inc.	168,673	11,125	0.6%
Axon Capital	93,127	10,992	0.6%
Alston & Bird LLP	126,872	10,865	0.6%
Burlington Coat Factory	108,844	10,707	0.6%
Aetna Life Insurance Company	64,196	10,274	0.6%
Cushman & Wakefield	120,481	9,893	0.5%
Elliott Investment Management L.P.	74,724	9,881	0.5%
			49.3%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.
(2)Includes Madison Square Garden Entertainment’s new lease at PENN 2. Revenue recognition for portions of the new space has not yet commenced.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,374	17,542	1,749	15,610	—	183	—
Retail	2,409	1,970	246	—	1,724	—	—
Residential - 1,330 units	1,215	623	19	—	—	—	604
Alexander's (32.4% interest), including 312 residential units	2,456	796	82	307	325	—	82
	26,454	20,931	2,096	15,917	2,049	183	686

Other:
THE MART	3,688	3,679	—	2,104	103	1,257	215
555 California Street (70% interest)	1,821	1,274	—	1,240	34	—	—
Other	2,845	1,346	144	212	879	—	111
	8,354	6,299	144	3,556	1,016	1,257	326

Total square feet at June 30, 2024	34,808	27,230	2,240	19,473	3,065	1,440	1,012

Total square feet at March 31, 2024	35,084	27,364	2,120	19,589	3,062	1,440	1,153

	At 100%
Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,685
THE MART	558	4	1,643
555 California Street	168	1	461
Rosslyn Plaza	411	4	1,094
Total at June 30, 2024	2,772	18	7,883

OCCUPANCY (unaudited)

	New York	THE MART	555 California Street
Occupancy rate at:
June 30, 2024	88.3%	76.9%	94.5%
March 31, 2024	88.2%	77.6%	94.5%
December 31, 2023	89.4%	79.2%	94.5%
June 30, 2023	90.1%	80.0%	94.5%

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
June 30, 2024(1)	1,642	769	97.6%	$4,624
March 31, 2024	1,974	939	97.5%	$4,163
December 31, 2023	1,974	939	96.8%	$4,115
June 30, 2023	1,975	940	96.5%	$4,010
________________________________
(1)Reflects the sale of our 49.9% interest in 50-70 West 93rd Street. See page 4 for details.

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share	Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
The Farley Building (95% interest)	$4,750	None	2116	None
PENN 1:
Land	TBD	2073	2098	Rent resets at the beginning of each 25-year renewal term at fair market value (“FMV”). The rent reset for the 25-year period commencing June 2023 is currently ongoing and the timing is uncertain. The final FMV determination may be materially higher or lower than our January 2022 estimate.
Long Island Railroad Concourse Retail	1,379	2048	2098
Two 25-year renewal options. Base rent increases every 10 years, with the next rent increase in 2028, based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. In addition, percentage rent is payable based on gross annual income above a specified threshold. Base and percentage rent are reduced by a rent credit calculated as a percentage of development costs funded by Vornado.

260 Eleventh Avenue	4,448	None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350	2028	2067	Two 20-year renewal options at FMV.
330 West 34th Street - 65.2% ground leased	10,265	2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600	2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666	None	2118	Rent resets every 10 years to FMV.
Other:
Wayne Town Center	5,697	2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650	None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
Sunset Pier 94 Studios (49.9% interest)	449	2060	2110	Five 10-year renewal options. Fixed rent increases in 2028 and every five years thereafter. Beginning in September 2028, additional rent is payable in an amount equal to 6% of gross revenue less the base rent.
61 Ninth Avenue (45.1% interest)	3,635	None	2115	Rent increases every three years based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259	2027	2037	One 10-year renewal option at 90% of FMV.

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**										Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc., United
										Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc., Samsung,
-Office	100.0%	85.8%	$81.74		2,254,000	2,254,000	—			Canaccord Genuity LLC
-Retail	100.0%	100.0%	171.40		304,000	92,000	212,000			Bank of America, Starbucks, Blue Bottle Coffee Inc., Shake Shack
	100.0%	86.3%	85.16	$194,100	2,558,000	2,346,000	212,000	$—

PENN 2
-Office	100.0%	100.0%	119.36		1,741,000	125,000	1,616,000			Madison Square Garden, Major League Soccer LLC*
-Retail	100.0%	100.0%	134.26		54,000	24,000	30,000			JPMorgan Chase
	100.0%	100.0%	121.94	63,700	1,795,000	149,000	1,646,000	575,000	(4)

The Farley Building (ground and building leased through 2116)**
-Office	95.0%	100.0%	117.86		730,000	730,000	—			Meta Platforms, Inc.
-Retail	95.0%	37.0%	311.90		116,000	116,000	—			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels,
	95.0%	91.5%	128.41	99,200	846,000	846,000	—	—		Avra Prime*

PENN 11
-Office	100.0%	100.0%	71.81		1,112,000	1,112,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	80.1%	152.25		39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	99.3%	74.07	78,900	1,151,000	1,151,000	—	500,000

100 West 33rd Street
-Office	100.0%	89.5%	68.94		859,000	859,000	—			IPG and affiliates
-Retail	100.0%	15.6%	72.23		257,000	257,000	—			Aeropostale
	100.0%	73.1%	69.09	55,400	1,116,000	1,116,000	—	480,000

330 West 34th Street
(65.2% ground leased through 2149)**
-Office	100.0%	64.5%	78.31		701,000	701,000	—			Structure Tone, Deutsch, Inc., Footlocker, HomeAdvisor, Inc.
-Retail	100.0%	92.7%	108.15		24,000	24,000	—			Starbucks
	100.0%	65.3%	79.47	36,600	725,000	725,000	—	100,000	(5)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	1,500	43,000	43,000	—	75,000		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	82.13		458,000	458,000	—			Amazon
-Retail	53.0%	100.0%	345.93		19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	100.0%	93.27	43,600	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	249.95	1,100	9,000	9,000	—	—		Essen

138-142 West 32nd Street
-Retail	100.0%	80.3%	127.21	400	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	38.58	3,000	78,000	78,000	—	75,000		Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$160.80		$500	3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	64.44		1,500	23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	65.4%	190.86		1,600	16,000	16,000	—	—

Total PENN District					581,100	8,848,000	6,990,000	1,858,000	2,105,000

Midtown East:
909 Third Avenue
(ground leased through 2063)**										IPG and affiliates, AbbVie Inc., United States Post Office,
-Office	100.0%	93.1%	67.26	(6)	60,100	1,352,000	1,352,000	—	350,000	Geller & Company, Morrison Cohen LLP, Sard Verbinnen

150 East 58th Street(7)
-Office	100.0%	80.9%	82.06			541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	94.75			3,000	3,000	—
	100.0%	81.0%	82.14		35,700	544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	199.75		4,400	22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot

966 Third Avenue
-Retail	100.0%	100.0%	112.60		800	7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	188.17		1,200	7,000	7,000	—	—	Wells Fargo

Total Midtown East					102,200	1,932,000	1,932,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**										Axon Capital LP, Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	86.1%	100.24			872,000	872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	253.55			15,000	15,000	—		Redeye Grill L.P.
	100.0%	86.3%	101.82		78,200	887,000	887,000	—	259,800

57th Street - 2 buildings
-Office	50.0%	85.4%	60.61			81,000	81,000	—
-Retail	50.0%	—%	—			22,000	22,000	—
	50.0%	71.2%	60.61		4,200	103,000	103,000	—	—

825 Seventh Avenue
-Office	50.0%	79.6%	59.02			169,000	169,000	—	54,000	Young Adult Institute Inc., New Alternatives for Children, Inc.
-Retail	100.0%	100.0%	160.71			4,000	4,000	—	—
		80.1%	61.98		8,400	173,000	173,000	—	54,000

Total Midtown West					90,800	1,163,000	1,163,000	—	313,800

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property		In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue										Elliott Investment Management L.P., PJT Partners, GIC Inc.,
-Office	50.0%	90.5%	$120.02		1,237,000		1,237,000	—		Wells Fargo, Investcorp International Inc.
-Retail	50.0%	93.8%	54.61		28,000		28,000	—		Starbucks, Fasano Restaurant
	50.0%	90.6%	118.51	$135,100	1,265,000		1,265,000	—	$1,075,000

350 Park Avenue
-Office	100.0%	100.0%	106.75	62,500	585,000		585,000	—	400,000	Citadel

Total Park Avenue				197,600	1,850,000		1,850,000	—	1,475,000
Grand Central:
90 Park Avenue										Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	97.9%	83.96		938,000		938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	178.69		18,000		18,000	—		Citibank, Starbucks
	100.0%	97.4%	85.26	76,700	956,000		956,000	—	—

Madison/Fifth:
640 Fifth Avenue										Fidelity Investments, Abbott Capital Management,
-Office	52.0%	91.5%	111.16		246,000		246,000	—		Avolon Aerospace, Houlihan Lokey Advisors Parent, Inc.
-Retail	52.0%	96.2%	1,100.06		69,000		69,000	—		Victoria's Secret, Dyson
	52.0%	92.2%	267.67	74,200	315,000		315,000	—	400,000

666 Fifth Avenue
-Retail	52.0%	100.0%	402.77	42,000	114,000	(8)	114,000	—	—	Fast Retailing (Uniqlo), Abercrombie & Fitch, Tissot

595 Madison Avenue										LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	88.0%	81.66		300,000		300,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	740.86		30,000		30,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	88.8%	128.74	39,100	330,000		330,000	—	—

650 Madison Avenue										Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	20.1%	82.2%	100.31		564,000		564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	94.3%	1,111.50		37,000		37,000	—		Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	82.7%	146.70	69,900	601,000		601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	94.03		81,000		81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	100.0%	1,075.01		17,000		17,000	—		MAC Cosmetics, Canada Goose
	52.0%	100.0%	209.89	21,200	98,000		98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	303.65	17,900	57,000		57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	2,625.82	40,500	26,000		26,000	—	356,193	Swatch Group USA, Harry Winston

Total Madison/Fifth				304,800	1,541,000		1,541,000	—	1,556,193

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	78.5%	$114.70		1,077,000	1,077,000	—		Meta Platforms, Inc., Yahoo Inc.
-Retail	100.0%	92.0%	94.52		106,000	106,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	79.7%	112.75	$104,600	1,183,000	1,183,000	—	$700,000

One Park Avenue
									New York University, BMG Rights Management LLC,
-Office	100.0%	95.4%	73.39		867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	90.1%	82.83		78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	95.0%	74.12	65,100	945,000	945,000	—	525,000

4 Union Square South
-Retail	100.0%	100.0%	138.75	28,300	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

Total Midtown South				198,000	2,332,000	2,332,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas									Hachette Book Group Inc., Bryan Cave LLP,
									Neuberger Berman Group LLC, SSB Realty LLC,
									Cushman & Wakefield, Columbia University, Selendy Gay Elsberg PLLC*,
-Office	70.0%	88.9%	88.05		2,044,000	2,044,000	—		Fubotv Inc, LinkLaters, King & Spalding*
-Retail	70.0%	94.0%	232.53		76,000	76,000	—		Duane Reade, JPMorgan Chase Bank, Starbucks
Total Rockefeller Center	70.0%	89.0%	92.13	189,600	2,120,000	2,120,000	—	950,000

SoHo:
606 Broadway (19 East Houston Street)
-Office	50.0%	58.2%	103.01		30,000	30,000	—
-Retail	50.0%	100.0%	681.96		6,000	6,000	—		HSBC, Harman International
	50.0%	63.7%	222.64	4,900	36,000	36,000	—	74,119

304-306 Canal Street
-Retail	100.0%	100.0%	61.58		4,000	4,000	—		Stellar Works
'-Residential’	100.0%	—			9,000	—	9,000
	100.0%			200	13,000	4,000	9,000	—

334 Canal Street
-Retail	100.0%	—	—		4,000	—	4,000
'-Residential (3 units)	100.0%	—			10,000	—	10,000
	100.0%			—	14,000	—	14,000	—

Total SoHo				5,100	63,000	40,000	23,000	74,119

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Times Square:
1540 Broadway
-Retail	52.0%	78.5%	$113.31	$14,900	161,000	161,000	—	$—	U.S. Polo, Forever 21, Disney

1535 Broadway
-Retail	52.0%	98.2%	1,232.66		45,000	45,000	—		T-Mobile, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	16.58		62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	99.3%	468.39	46,300	107,000	107,000	—	—

Total Times Square				61,200	268,000	268,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	100.0%	211.64	4,800	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

40 East 66th Street
-Residential (3 units)	100.0%	100.0%			10,000	10,000	—	—

Total Upper East Side				4,800	33,000	33,000	—	—

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	49.52	10,400	209,000	209,000	—	—	The City of New York

85 Tenth Avenue									Google, Telehouse International Corp.,
-Office	49.9%	86.4%	95.73		595,000	595,000	—		Clear Secure, Inc., Shopify
-Retail	49.9%	55.0%	52.06		43,000	43,000	—
	49.9%	84.5%	93.98	50,100	638,000	638,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	161.89	2,800	17,000	17,000	—	—	The Chelsea Factory Inc.

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	148.32		171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	400.96		23,000	23,000	—		Starbucks
	45.1%	100.0%	164.94	34,400	194,000	194,000	—	167,500

512 West 22nd Street									Kenneth Cole Productions, Inc.*, Next Jump, Omniva LLC,
-Office	55.0%	84.5%	119.06		165,000	165,000	—		Capricorn Investment Group
-Retail	55.0%	100.0%	106.88		8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	85.2%	118.40	17,500	173,000	173,000	—	126,530

Total Chelsea/Meatpacking District				115,200	1,231,000	1,231,000	—	919,030

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	97.4%			1,186,000	1,186,000	—
-Retail	50.1%	51.6%	$82.51		72,000	72,000	—		Duane Reade
	50.1%			$4,200	1,258,000	1,258,000	—	$675,000

339 Greenwich Street
-Retail	100.0%	100.0%	77.13	400	8,000	8,000	—	—	Sarabeth's

Total Tribeca				4,600	1,266,000	1,266,000	—	675,000
New Jersey:
Paramus
-Office	100.0%	82.8%	25.71	2,600	129,000	129,000	—	—	Vornado's Administrative Headquarters

Property under Development:
Sunset Pier 94 Studios (ground and building leased through 2110)**
‘-Studio	49.9%	—	—	—	266,000	—	266,000	100

Properties to be Developed:
Hotel Pennsylvania site
-Land	100.0%	—	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—	—

New York Office:

Total		89.3%	$89.76	$1,493,100	20,374,000	18,492,000	1,882,000	$8,387,930

Vornado's Ownership Interest		89.3%	$87.70	$1,247,400	17,542,000	15,793,000	1,749,000	$6,039,148

New York Retail:

Total		78.5%	$260.29	$440,900	2,409,000	2,163,000	246,000	$700,312

Vornado's Ownership Interest		77.0%	$211.86	$291,400	1,970,000	1,724,000	246,000	$466,584

New York Residential:

Total		97.7%			1,215,000	1,196,000	19,000	$675,000

Vornado's Ownership Interest		97.6%			623,000	604,000	19,000	$338,175

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:

731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$142.84		947,000	947,000	—	$490,000	Bloomberg L.P.
-Retail	32.4%	90.3%	255.80		133,000	133,000	—	300,000	The Home Depot, Hutong, Capital One
	32.4%	98.9%	154.58	$162,700	1,080,000	1,080,000	—	790,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	69.97	6,000	338,000	86,000	252,000		Burlington, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	76.9%	72.16	33,800	616,000	616,000	—	202,544	Costco, Kohl's, TJ Maxx, Best Buy*

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	33.26	5,500	167,000	167,000	—		New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	98.7%			255,000	255,000	—	94,000

Total Alexander's	32.4%	92.1%	117.22	208,000	2,456,000	2,204,000	252,000	1,086,544

Total New York		88.6%	$105.94	$2,142,300	26,454,000	24,055,000	2,399,000	$10,849,786

Vornado's Ownership Interest		88.3%	$98.67	$1,646,700	20,931,000	18,835,000	2,096,000	$7,195,947
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents contractual debt obligations.
(4)Secured amount outstanding on revolving credit facilities.
(5)Amount represents debt on land which is owned 34.8% by Vornado.
(6)Excludes US Post Office lease for 492,000 square feet.
(7)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(8)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
THE MART:
THE MART, Chicago
									Motorola Mobility (guaranteed by Google), Avant LLC,
									ANGI Home Services, Inc, Paypal, Inc., ConAgra Foods Inc.,
									Allscripts Healthcare, Kellogg Company, IPG and affiliates*,
									Chicagoland Entrepreneurial Center, Medline Industries, Inc,
-Office	100.0%	80.3%	$49.35	$84,500	2,104,000	2,104,000	—		Innovation Development Institute, Inc., Allstate Insurance Company
-Showroom/Trade show	100.0%	72.6%	57.86	61,100	1,472,000	1,472,000	—		Holly Hunt Ltd., Steelcase, Baker Interiors Group, Ltd.
-Retail	100.0%	66.8%	47.82	2,800	93,000	93,000	—
	100.0%	76.9%	52.52	148,400	3,669,000	3,669,000	—	$—

Other (2 properties)	50.0%	100.0%	50.43	1,000	19,000	19,000	—	27,120
Total THE MART, Chicago				149,400	3,688,000	3,688,000	—	27,120

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—	—

Total THE MART		77.0%	$52.50	$149,400	3,688,000	3,688,000	—	$27,120

Vornado's Ownership Interest		76.9%	$52.51	$148,900	3,679,000	3,679,000	—	$13,560

555 California Street:
555 California Street	70.0%	98.7%	$99.43	$145,100	1,507,000	1,507,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
									Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
									McKinsey & Company Inc., UBS Financial Services,
									KKR Financial, Microsoft Corporation,
									Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	99.7%	89.97	20,800	236,000	236,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	—%	—	—	78,000	78,000	—	—

Total 555 California Street		94.5%	$98.15	$165,900	1,821,000	1,821,000	—	$1,200,000

Vornado's Ownership Interest		94.5%	$98.15	$116,200	1,274,000	1,274,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property		Under Development or Not Available for Lease
						In Service
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	30.4%	$48.97		736,000	432,000	304,000		Nathan Associates
-Residential - 2 buildings (197 units)	43.7%	99.0%			253,000	253,000	—
	45.6%			$6,300	989,000	685,000	304,000	$25,000

Fashion Centre Mall / Washington Tower
-Office	7.5%	75.0%	57.12		170,000	170,000	—	42,300	The Rand Corporation
-Retail	7.5%	94.5%	39.01		868,000	868,000	—	412,700	Macy's, Nordstrom
	7.5%	91.3%	41.44	53,000	1,038,000	1,038,000	—	455,000

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	28.48	14,900	690,000	686,000	4,000	—	Costco, Dick's Sporting Goods,
									Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	VICI Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	11.70	1,500	128,000	128,000	—	—	The Home Depot

Total Other		82.9%	$39.44	$75,700	2,845,000	2,537,000	308,000	$480,000

Vornado's Ownership Interest		86.7%	$25.04	$23,200	1,346,000	1,202,000	144,000	$46,728
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Camille Bonnel	Steve Sakwa	Vikram Malhotra
Bank of America/BofA Securities	Evercore ISI	Mizuho Securities (USA) Inc.
416-369-2140	212-446-9462	212-282-3827

Brendan Lynch	Caitlin Burrows/Julien Blouin	Ronald Kamdem
Barclays Capital	Goldman Sachs	Morgan Stanley
212-526-9428	212-902-4736/212-357-7297	212-296-8319

John P. Kim	Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Michael Griffin	Anthony Paolone/Ray Zhong	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-5871	212-622-6682/212-622-5411	212-225-6904

Floris van Dijkum	Mark Streeter/Ian Snyder	Michael Lewis
Compass Point	JP Morgan Fixed Income	Truist Securities
646-757-2621	212-834-5086/212-834-3798	212-319-5659

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated entities caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated entities. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2024
	2024	2023		2024	2023
Reconciliation of net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	$35,260	$46,377	$(9,034)	$26,226	$51,545
Per diluted share	$0.18	$0.24	$(0.05)	$0.13	$0.27

FFO adjustments:
Depreciation and amortization of real property	$97,897	$94,922	$96,783	$194,680	$189,714
Net gains on sale of real estate	(873)	(260)	—	(873)	(260)
Our share of partially owned entities:
Depreciation and amortization of real property	26,458	26,666	26,163	52,621	54,135
Net gain on sale of real estate	—	(16,545)	—	—	(16,545)
	123,482	104,783	122,946	246,428	227,044
Noncontrolling interests' share of above adjustments	(10,191)	(7,510)	(10,171)	(20,362)	(16,256)
FFO adjustments, net	$113,291	$97,273	$112,775	$226,066	$210,788

FFO attributable to common shareholders (non-GAAP)	$148,551	$143,650	$103,741	$252,292	$262,333
Impact of assumed conversion of dilutive convertible securities	393	409	388	776	816
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	148,944	144,059	104,129	253,068	263,149
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	13,363	11,090	9,356	22,719	20,236
FFO attributable to Class A unitholders (non-GAAP)	$162,307	$155,149	$113,485	$275,787	$283,385
FFO per diluted share (non-GAAP)	$0.76	$0.74	$0.53	$1.29	$1.35
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2024
	2024	2023		2024	2023
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$148,944	$144,059	$104,129	$253,068	$263,149
Per diluted share (non-GAAP)	$0.76	$0.74	$0.53	$1.29	$1.35

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
Our share of the gain on the discounted extinguishment of the 280 Park Avenue mezzanine loan	$(31,215)	$—	$—	$(31,215)	$—
After-tax net gain on sale of 220 CPS condominium units	(13,069)	—	—	(13,069)	(6,173)
Deferred tax liability on our investment in the Farley Building (held through a taxable REIT subsidiary)	2,599	2,206	4,134	6,733	5,081
Other	2,252	(5,785)	1,009	3,261	(5,497)
	(39,433)	(3,579)	5,143	(34,290)	(6,589)
Noncontrolling interests' share of above adjustments	3,255	257	(425)	2,830	472
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	$(36,178)	$(3,322)	$4,718	$(31,460)	$(6,117)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$112,766	$140,737	$108,847	$221,608	$257,032
Per diluted share (non-GAAP)	$0.57	$0.72	$0.55	$1.13	$1.32

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2024
		2024	2023		2024	2023
FFO attributable to common shareholders, plus assumed conversions	(A)	$148,944	$144,059	$104,129	$253,068	$263,149

Adjustments to arrive at FAD (at Vornado's share):
Certain items that impact FAD		(39,433)	(3,579)	5,143	(34,290)	(6,589)
Recurring tenant improvements, leasing commissions and other capital expenditures		(53,934)	(46,932)	(39,633)	(93,567)	(107,533)
Stock-based compensation expense		8,750	11,868	7,519	16,269	23,582
Amortization of debt issuance costs and other non-cash interest expense		17,091	9,162	17,388	34,479	18,002
Personal property depreciation		1,444	1,604	1,428	2,872	2,835
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(581)	(5,570)	(1,511)	(2,092)	(518)
Noncontrolling interests in the Operating Partnership's share of above adjustments		5,502	2,317	800	6,302	4,858
FAD adjustments, net	(B)	(61,161)	(31,130)	(8,866)	(70,027)	(65,363)

FAD (non-GAAP)	(A+B)	$87,783	$112,929	$95,263	$183,041	$197,786

FAD payout ratio (1)(2)		N/A	N/A	N/A	N/A	36.8%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash expenditures, the commencement of new leases and the seasonality of our operations.
(2)We anticipate that we will pay a common share dividend for 2024 in the fourth quarter, subject to approval by our Board of Trustees.
- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2024
	2024	2023		2024	2023
Net income (loss)	$40,099	$62,733	$(6,273)	$33,826	$73,931
Depreciation and amortization expense	109,774	107,162	108,659	218,433	213,727
General and administrative expense	38,475	39,410	37,897	76,372	81,005
Transaction related costs and other	3,361	30	653	4,014	688
Income from partially owned entities	(47,949)	(37,272)	(16,279)	(64,228)	(53,938)
Interest and other investment income, net	(10,511)	(13,153)	(11,724)	(22,235)	(22,737)
Interest and debt expense	98,401	87,165	90,478	188,879	173,402
Net gains on disposition of wholly owned and partially owned assets	(16,048)	(936)	—	(16,048)	(8,456)
Income tax expense	5,284	4,497	6,740	12,024	9,164
NOI from partially owned entities	68,298	70,745	70,369	138,667	138,842
NOI attributable to noncontrolling interests in consolidated subsidiaries	(9,013)	(18,742)	(11,396)	(20,409)	(30,506)
NOI at share	280,171	301,639	269,124	549,295	575,122
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(581)	(5,570)	(1,511)	(2,092)	(518)
NOI at share - cash basis	$279,590	$296,069	$267,613	$547,203	$574,604
- v -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
New York	$367,578	$362,471	$(188,947)	$(176,410)	$178,631	$186,061	$1,504	$(840)	$180,135	$185,221
Other	82,688	109,888	(40,433)	(46,313)	42,255	63,575	4,953	1,327	47,208	64,902
Consolidated total	450,266	472,359	(229,380)	(222,723)	220,886	249,636	6,457	487	227,343	250,123
Noncontrolling interests' share in consolidated subsidiaries	(52,353)	(64,623)	43,340	45,881	(9,013)	(18,742)	(6,270)	(6,678)	(15,283)	(25,420)
Our share of partially owned entities	117,504	117,817	(49,206)	(47,072)	68,298	70,745	(768)	621	67,530	71,366
Vornado's share	$515,417	$525,553	$(235,246)	$(223,914)	$280,171	$301,639	$(581)	$(5,570)	$279,590	$296,069

	For the Three Months Ended March 31, 2024
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$358,234	$(188,278)	$169,956	$1,271	$171,227
Other	78,141	(37,946)	40,195	870	41,065
Consolidated total	436,375	(226,224)	210,151	2,141	212,292
Noncontrolling interests' share in consolidated subsidiaries	(53,167)	41,771	(11,396)	(5,138)	(16,534)
Our share of partially owned entities	120,742	(50,373)	70,369	1,486	71,855
Vornado's share	$503,950	$(234,826)	$269,124	$(1,511)	$267,613

	For the Six Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
New York	$725,812	$726,285	$(377,225)	$(364,731)	$348,587	$361,554	$2,775	$8,956	$351,362	$370,510
Other	160,829	191,997	(78,379)	(86,765)	82,450	105,232	5,823	1,419	88,273	106,651
Consolidated total	886,641	918,282	(455,604)	(451,496)	431,037	466,786	8,598	10,375	439,635	477,161
Noncontrolling interests' share in consolidated subsidiaries	(105,520)	(121,438)	85,111	90,932	(20,409)	(30,506)	(11,408)	(12,292)	(31,817)	(42,798)
Our share of partially owned entities	238,246	233,343	(99,579)	(94,501)	138,667	138,842	718	1,399	139,385	140,241
Vornado's share	$1,019,367	$1,030,187	$(470,072)	$(455,065)	$549,295	$575,122	$(2,092)	$(518)	$547,203	$574,604
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2024 COMPARED TO JUNE 30, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended June 30, 2024	$280,171	$242,153	$16,060	$16,800	$5,158
Less NOI at share from:
Dispositions	(620)	(633)	13	—	—
Development properties	(9,637)	(9,637)	—	—	—
Other non-same store income, net	(6,094)	(936)	—	—	(5,158)
Same store NOI at share for the three months ended June 30, 2024	$263,820	$230,947	$16,073	$16,800	$—

NOI at share for the three months ended June 30, 2023	$301,639	$248,366	$16,462	$31,347	$5,464
Less NOI at share from:
Dispositions	(696)	(1,082)	386	—	—
Development properties	(4,391)	(4,391)	—	—	—
Other non-same store income, net	(6,730)	(1,266)	—	—	(5,464)
Same store NOI at share for the three months ended June 30, 2023	$289,822	$241,627	$16,848	$31,347	$—

Decrease in same store NOI at share	$(26,002)	$(10,680)	$(775)	$(14,547)	$—

% decrease in same store NOI at share	(9.0)%	(4.4)%	(4.6)%	(46.4)%	0.0%
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2024 COMPARED TO JUNE 30, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2024	$279,590	$237,834	$16,835	$19,956	$4,965
Less NOI at share - cash basis from:
Dispositions	(620)	(633)	13	—	—
Development properties	(7,353)	(7,353)	—	—	—
Other non-same store income, net	(6,880)	(1,915)	—	—	(4,965)
Same store NOI at share - cash basis for the three months ended June 30, 2024	$264,737	$227,933	$16,848	$19,956	$—

NOI at share - cash basis for the three months ended June 30, 2023	$296,069	$241,569	$16,592	$32,284	$5,624
Less NOI at share - cash basis from:
Dispositions	(860)	(1,337)	477	—	—
Development properties	(4,554)	(4,554)	—	—	—
Other non-same store income, net	(7,061)	(1,437)	—	—	(5,624)
Same store NOI at share - cash basis for the three months ended June 30, 2023	$283,594	$234,241	$17,069	$32,284	$—

Decrease in same store NOI at share - cash basis	$(18,857)	$(6,308)	$(221)	$(12,328)	$—

% decrease in same store NOI at share - cash basis	(6.6)%	(2.7)%	(1.3)%	(38.2)%	0.0%
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE SIX MONTHS ENDED JUNE 30, 2024 COMPARED TO JUNE 30, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the six months ended June 30, 2024	$549,295	$475,282	$30,546	$33,329	$10,138
Less NOI at share from:
Dispositions	(1,419)	(1,425)	6	—	—
Development properties	(17,595)	(17,595)	—	—	—
Other non-same store income, net	(11,910)	(1,772)	—	—	(10,138)
Same store NOI at share for the six months ended June 30, 2024	$518,371	$454,490	$30,552	$33,329	$—

NOI at share for the six months ended June 30, 2023	$575,122	$484,360	$31,871	$48,276	$10,615
Less NOI at share from:
Dispositions	(1,030)	(2,100)	1,070	—	—
Development properties	(8,722)	(8,722)	—	—	—
Other non-same store (income) expense, net	(8,146)	2,469	—	—	(10,615)
Same store NOI at share for the six months ended June 30, 2023	$557,224	$476,007	$32,941	$48,276	$—

Decrease in same store NOI at share	$(38,853)	$(21,517)	$(2,389)	$(14,947)	$—

% decrease in same store NOI at share	(7.0)%	(4.5)%	(7.3)%	(31.0)%	0.0%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE SIX MONTHS ENDED JUNE 30, 2024 COMPARED TO JUNE 30, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the six months ended June 30, 2024	$547,203	$468,628	$31,784	$36,894	$9,897
Less NOI at share - cash basis from:
Dispositions	(1,419)	(1,425)	6	—	—
Development properties	(13,323)	(13,323)	—	—	—
Other non-same store income, net	(13,253)	(3,356)	—	—	(9,897)
Same store NOI at share - cash basis for the six months ended June 30, 2024	$519,208	$450,524	$31,790	$36,894	$—

NOI at share - cash basis for the six months ended June 30, 2023	$574,604	$482,596	$31,267	$50,002	$10,739
Less NOI at share - cash basis from:
Dispositions	(1,263)	(2,514)	1,251	—	—
Development properties	(8,699)	(8,699)	—	—	—
Other non-same store income, net	(13,132)	(2,393)	—	—	(10,739)
Same store NOI at share - cash basis for the six months ended June 30, 2023	$551,510	$468,990	$32,518	$50,002	$—

Decrease in same store NOI at share - cash basis	$(32,302)	$(18,466)	$(728)	$(13,108)	$—

% decrease in same store NOI at share - cash basis	(5.9)%	(3.9)%	(2.2)%	(26.2)%	0.0%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2024 COMPARED TO MARCH 31, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended June 30, 2024	$280,171	$242,153	$16,060	$16,800	$5,158
Less NOI at share from:
Dispositions	(620)	(633)	13	—	—
Development properties	(9,637)	(9,637)	—	—	—
Other non-same store income, net	(6,094)	(936)	—	—	(5,158)
Same store NOI at share for the three months ended June 30, 2024	$263,820	$230,947	$16,073	$16,800	$—

NOI at share for the three months ended March 31, 2024	$269,124	$233,129	$14,486	$16,529	$4,980
Less NOI at share from:
Dispositions	(799)	(792)	(7)	—	—
Development properties	(7,958)	(7,958)	—	—	—
Other non-same store income, net	(5,816)	(836)	—	—	(4,980)
Same store NOI at share for the three months ended March 31, 2024	$254,551	$223,543	$14,479	$16,529	$—

Increase in same store NOI at share	$9,269	$7,404	$1,594	$271	$—

% increase in same store NOI at share	3.6%	3.3%	11.0%	1.6%	0.0%
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2024 COMPARED TO MARCH 31, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2024	$279,590	$237,834	$16,835	$19,956	$4,965
Less NOI at share - cash basis from:
Dispositions	(620)	(633)	13	—	—
Development properties	(7,353)	(7,353)	—	—	—
Other non-same store income, net	(6,675)	(1,710)	—	—	(4,965)
Same store NOI at share - cash basis for the three months ended June 30, 2024	$264,942	$228,138	$16,848	$19,956	$—

NOI at share - cash basis for the three months ended March 31, 2024	$267,613	$230,794	$14,949	$16,938	$4,932
Less NOI at share - cash basis from:
Dispositions	(799)	(792)	(7)	—	—
Development properties	(5,970)	(5,970)	—	—	—
Other non-same store income, net	(6,013)	(1,081)	—	—	(4,932)
Same store NOI at share - cash basis for the three months ended March 31, 2024	$254,831	$222,951	$14,942	$16,938	$—

Increase in same store NOI at share - cash basis	$10,111	$5,187	$1,906	$3,018	$—

% increase in same store NOI at share - cash basis	4.0%	2.3%	12.8%	17.8%	0.0%
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NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)

	As of June 30, 2024
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$5,672,086	$36,833	$5,708,919
Senior unsecured notes	1,194,894	5,106	1,200,000
$800 Million unsecured term loan	795,254	4,746	800,000
$2.2 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,237,234	$46,685	$8,283,919
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NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2024
	2024	2023		2024	2023
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$40,099	$62,733	$(6,273)	$33,826	$73,931
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	13,890	2,781	11,982	25,872	12,709
Net income attributable to the Operating Partnership	53,989	65,514	5,709	59,698	86,640
EBITDAre adjustments at share:
Depreciation and amortization expense	125,799	123,192	124,374	250,173	246,684
Interest and debt expense	93,148	118,132	117,340	210,488	229,249
Income tax expense	5,582	4,655	7,426	13,008	9,609
Net gains on sale of real estate	(873)	(16,805)	—	(873)	(16,805)
EBITDAre at share	277,645	294,688	254,849	532,494	555,377
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	9,656	19,757	12,076	21,732	31,943
EBITDAre (non-GAAP)	$287,301	$314,445	$266,925	$554,226	$587,320
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NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2024
	2024	2023		2024	2023
EBITDAre (non-GAAP)	$287,301	$314,445	$266,925	$554,226	$587,320

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(9,656)	(19,757)	(12,076)	(21,732)	(31,943)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units and ancillary amenities	(15,175)	—	—	(15,175)	(7,520)
Other	3,362	(6,575)	1,009	4,371	(5,629)
Total of certain (income) expense items that impact EBITDAre	(11,813)	(6,575)	1,009	(10,804)	(13,149)

EBITDAre, as adjusted (non-GAAP)	$265,832	$288,113	$255,858	$521,690	$542,228

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